AMENDMENT NO. 3
MULTI DRAW CREDIT AGREEMENT
This Amendment (this “Amendment”) is made and entered into as of September 15, 2021, by and between Skye Bioscience, Inc., a corporation incorporated under the laws of the state of Nevada (the “Company”), and Emerald Health Sciences Inc., a corporation incorporated under the laws of British Columbia (the “Lender”). The above parties are referred to collectively herein as the “Parties,” and individually as a “Party.”
Recitals
A.The Parties are parties to that certain Amended and Restated Multi Draw Credit Agreement, dated as of April 1, 2020, as amended (the “Agreement”).
B.The Company and the Lender desire to amend the Agreement on the terms and conditions set forth herein.
Agreement
NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Lender hereby agree as follows:
A.Defined Terms and Recitals. Except as otherwise defined herein, all capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement.
B.Modification to the Agreement. The Parties agree that from and after the date of this Amendment, no Advances shall be made, disbursed or funded by the Lender to the Company pursuant to the Agreement.
C.No Further Modification. Except as set forth herein, the Agreement remains unmodified and in full force and effect. In the event of any inconsistency between the provisions of the Agreement and this Amendment, the terms of this Amendment shall control.
D.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of California without reference to such state’s principles of conflicts of law.
E.Counterparts and Facsimile. This Amendment may be executed in two or more counterparts, which when taken together shall constitute one and the same instrument. The Parties contemplate that they may be executing counterparts of this Amendment transmitted by facsimile or email in PDF format and agree and intend that a signature by either facsimile machine or email in PDF format shall bind the Party so signing with the same effect as though the signature were an original signature.
[Signature Page Follows]

    IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the day and year first written above.
COMPANY:
SKYE BIOSCIENCE, INC.

By:
Name:
Title:

LENDER:
EMERALD HEALTH SCIENCES INC.

By:
Name:
Title:

    [Signature Page to Amendment No. 3 to Multi Draw Credit Agreement]